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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)        March 13, 1995

                          Thor Energy Resources, Inc.
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             (Exact name of registrant as specified in its charter)


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
          Delaware                       1-7191                      59-1232278
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(State or other jurisdiction          (Commission                 (IRS Employer
     of incorporation                File Number)              Identification No.)
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
                719 West Front St.                 Tyler, Texas               75702
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 (Address of principal executive offices)                                  (Zip Code)
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  Registrant's telephone number, including area code       (903) 533-9111





                               Page 1 of 8 pages.
                      Index to Exhibits appears on page 6.
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 13, 1995, Weaver and Tidwell was engaged (subject to the approval of the United States Bankruptcy Court for the Eastern District of Texas (the "Bankruptcy Court")) to replace Hein + Associates ("Hein") as the principal independent accountant for Thor Energy Resources, Inc. (the "Company"). The decision to change accountants was recommended by the Company's Audit Committee following a review of potential auditors for the 1995 fiscal year and the status of the Company's litigation and was approved by the Company's Board of Directors.

         The Hein reports on the financial statements of the Company for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were such opinions modified as to uncertainty, audit scope or accounting principles, except that Hein's report on the Company's audited financial statements for the year ended January 31, 1994, was modified with a note stating that there was uncertainty as to the outcome of certain litigation brought against the Company by a former officer and director. See "Item 5. Other Events."

         There were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the Hein's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Hein has not advised the Company that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Hein that made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management or (iii) the scope of the audit should have been expanded significantly, or information had come to Hein's attention that it concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements (including information that might have precluded the issuance of an unqualified audit report) and the issue was not resolved to Hein's satisfaction prior to its resignation or dismissal.

         The Company has not consulted Weaver and Tidwell regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements and neither written or oral advice was provided by Weaver and Tidwell that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Additionally, the Company has not consulted Weaver and Tidwell with regard to the litigation described above. The engagement is subject to Bankruptcy Court approval.




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ITEM 5.  OTHER EVENTS

         (a) The note to Hein's report on the Company's financial statements for the year ended January 31, 1994 referred to in Item 3 refers to a complaint originally filed in state district court where a former officer and director of the Company alleged wrongful termination and that the Company had previously improperly structured and disclosed an oil and gas reserve purchase. The note also refers to a counterclaim in Bankruptcy Court, which was subsequently moved to federal district court, where the former officer alleged that the Company and the president of the Company acted fraudulently in regards to the purchase of certain oil and gas reserves and their subsequent disclosure in various public filings. A trial with respect to the various issues in this litigation was held in the federal district court in January and February, 1995.

         The jury in that case was unable to reach a verdict as to all issues presented to it. Among the findings the jury made were the following: (i) there was an employment contract between the Company and Mr. Sneed, the plaintiff, (ii) the Company was not guilty of fraud; (iii) the Company had not made negligent misrepresentations to Mr. Sneed; (iv) the Company had not made misrepresentations to Mr. Sneed regarding a transaction in which either the Company or Mr. Sneed had an interest or in a stock transaction; (v) the Company intentionally inflicted emotional distress on Mr. Sneed; (vi) the Company and its Chief Executive Officer defamed Mr. Sneed; (vii) the Company made fraudulent conveyances; (viii) the Company and its directors were part of an unspecified civil conspiracy; (ix) the Company's directors had committed predicate acts for a violation of the Racketeering Influenced Corrupt Practices Act; and (x) the Company and its directors abused process. The Company believes there was no evidence to support the findings referenced in clauses
(vi), (vii), (viii), (ix) and (x) of the immediately preceding sentence. The jury was not able to make any finding as to whether the Company is liable to Mr. Sneed for damages. The jury found that Mr. Sneed was negligent in the performance of his duties to the Company, but did not award the Company any damages as the result of such negligence. The jury was unable to make a finding as to whether there was a breach or wrongful termination of Mr. Sneed's employment agreement. The Company is awaiting the judge's ruling as to whether all or only some of the issues presented to the jury must be retried and the related question of whether some of the jury's findings will be preserved.

         (b) The plaintiff in this litigation has filed a motion in the Bankruptcy Court to have a trustee appointed to operate the Company during the pendency of the Company's bankruptcy. The Company opposes this motion.

         (c) On March 9, 1995, the Bankruptcy Court approved a Compromise and Settlement of the Company's dispute with Morris & Co. and BMI Services, Inc. ("BMI") on the following basic terms:

                 (1) The Company will be paid $300,000 in cash upon execution of definitive documentation;





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                 (2)      The Company's 10% equity interest in BMI and the put
         rights related to the equity interest will be converted into a 20% net profits interest (the "NPI") in any contract of BMI. The Company is to receive annually the greater of 20% of BMI's pre-tax annual net profits or $200,000. Such payments are to begin on or before October 1, 1995 and are to be secured by a security interest in all contract rights held by BMI pursuant to contracts between BMI and the University of Texas Medical Branch at Galveston ("UTMBG"); and

                 (3) In the event that BMI or Morris & Co. determines to divest any interests in contractual relationships between BMI and UTMBG, BMI must pay to the Company within ten days following completion of any such transaction the greater of (i) 20% of the consideration attributable to such transaction or (ii) the difference between $2,500,000 and payments received by the Company prior to such date attributable to the NPI.

         The Bankruptcy Court's order approving this transaction, including a letter agreement more specifically describing the basic terms of this transaction, has been filed as an Exhibit to this Form 8-K. This transaction is subject to the preparation and execution of definitive documentation.

ITEM 7(C).  EXHIBITS

          Exhibit 16.1 Letter to the Company from Hein + Associates dated March 16, 1995.

         Exhibit 99.1 Order on Motion to Approve Compromise and Settlement of Advisory Proceeding.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THOR ENERGY RESOURCES, INC.



Date:  March 17, 1995                 By:/s/ David M. Fender
                                         ------------------------
                                             David M. Fender,
                                             President and
                                             Chief Executive Officer





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                                 EXHIBIT INDEX

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  Exhibit No.                             Description                             Sequentially
  -----------                             -----------                             ------------
                                                                                    Numbered
                                                                                    --------
                                                                                      Page
                                                                                      ----
     16.1         Letter to the Company from Hein + Associates dated March
                  16, 1995.
     99.1         Order on Motion to Approve Compromise and Settlement of
                  Advisory Proceeding

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